UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 11,2006
MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)
DE	0-29285	52-2058364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1959-152ND STREET - WHITE ROCK , BC V4A 9P3
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  604-288-2430

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On July 11, 2006, Moventis Capital, Inc. issued a press release regarding the audited year end financial statements for target acquisition, PTL Electronics, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

Exhibits
EX-99.1	News Release Dated July 11,2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVENTIS CAPITAL, INC.
Date: July 12, 2006	By:	/s/ Blake Ponuick
Blake Ponuick Chief Executive Officer